UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549 __________________
FORM 8-K CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES ACT OF 1934 Date of Report (Date of earliest event reported): April 24, 2024 __________________
SIENTRA, INC. (Exact name of registrants as specified in its charters)

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Delaware (State or other jurisdiction of incorporation or organization)	001-36709 (Commission File Number)	20-5551000 (I.R.S. Employer Identification Number)
3333 Michelson Drive, Suite 650 Irvine, California (Address of Principal Executive Offices)	92612 (Zip Code)
805-562-3500
(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

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Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SIEN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth below in Item 2.01 in this Current Report on Form 8-K (this “Current Report”) is hereby incorporated by reference into this Item 1.01.

Item 2.01. Completion of Acquisition or Disposition of Assets.

As previously disclosed, on February 12, 2024 (the “Petition Date”), Sientra, Inc. (“Sientra”) and certain of its direct and indirect subsidiaries (together with Sientra, the “Company”) filed voluntary petitions to commence proceedings under chapter 11 of title 11 of the United States Code (the “Chapter 11 Cases”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The Chapter 11 Cases are being jointly administered under the caption In re Sientra, Inc., et al.

As previously announced, on April 4, 2024, the Company entered into an Asset Purchase Agreement (the “APA”) with Tiger Aesthetics Medical, LLC (“Tiger”) regarding the sale of substantially all of the Company’s assets, exclusive of the Biocorneum products business (the “Sale Assets”), subject to approval by the Bankruptcy Court. On April 11, 2024 the Bankruptcy Court entered an order approving the Company’s entry into the APA (the “Sale Order”).

The APA

Pursuant to the terms of the APA, and subject to the conditions set forth therein, Tiger agreed to acquire the Sale Assets free and clear of all claims, liens, encumbrances and all other interests, as set forth in the Sale Order (the “Transaction”) for a total purchase price of $42.5 million (the “Purchase Price”). On April 16, 2024, Tiger and the Company entered into the First Amendment to the APA (the “Amended APA”), which extended the outside date to close the Transaction from April 17, 2024 to April 22, 2024, and allowed for a further extension of the outside date to April 24, 2024 under certain circumstances. The Transaction closed on April 24, 2024 (the “Closing”).

The APA included certain customary representations, warranties and covenants of the parties for a transaction involving the acquisition of assets from a debtor in bankruptcy, including the right to terminate the APA if certain conditions precedent to Closing were not met. None of the representations, warranties or pre‑Closing covenants contained in the APA or the Amended APA survived the Closing nor did the APA or the Amended APA provide for indemnification for any breach of such representations, warranties or covenants.

The foregoing summaries of the APA and the Amended APA are not complete and are qualified in their entirety by reference to, respectively: (I) the full text of the APA, a copy of which is filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on April 18, 2024 and (II) the full text of the Amended APA, a copy of which is filed as Exhibit 2.2 to the Company’s Current Report on Form 8-K filed with the SEC on April 18, 2024, each of which is incorporated herein by reference.

The representations, warranties and covenants set forth in the APA were made only for purposes of the APA and solely for the benefit of the parties thereto. Accordingly, the APA and Amended APA are included with this Current Report on Form 8-K only to provide investors with information regarding their terms and not to provide investors with any other factual information regarding the Company as of the date of the APA or the Amended APA or as of any other date.

The APA and the Amended APA, as well as all other Bankruptcy Court filings and further information about the Chapter 11 Cases, can be accessed free of charge at a website maintained by the Company's claims agent Epiq at https://dm.epiq11.com/case/sientra/info. The information in the Company’s website or available elsewhere is not incorporated by reference herein and does not constitute part of this Form 8-K.

Item 8.01 Other Events.

Cautionary Note Regarding the Company’s Securities

The Company cautions that trading in its securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Cases. In particular, the Company expects that its equity holders could experience a significant or complete loss on their investment, depending on the outcome of the Chapter 11 Cases.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report contains “forward-looking statements” related to future events. Forward-looking statements contain words such as “expect,” “anticipate,” “could,” “should,” “intend,” “plan,” “believe,” “seek,” “see,” “may,” “will,” “would” or “target.” Forward-looking statements are based on management’s current expectations, beliefs, assumptions and estimates. These statements are subject to significant risks, uncertainties and assumptions that are difficult to predict and could cause actual results to differ materially and adversely from those expressed or implied in the forward-looking statements, including risks and uncertainties regarding: the Company’s ability to obtain court approval from the Bankruptcy Court with respect to motions or other requests made to the Bankruptcy Court throughout the course of the Chapter 11 Cases, including with respect to any final orders relating to the DIP Credit Agreement; the Company’s ability to access the full amount available under the DIP Credit Agreement which requires the satisfaction of certain conditions that may not be satisfied for various reasons, including for reasons outside of the Company’s control; the effects of the Chapter 11 Cases, including increased legal and other professional costs necessary to execute the sale of all or substantially all of the Company’s assets, on the Company’s liquidity (including the availability of operating capital during the pendency of the Chapter 11 Cases), results of operations or business prospects; the effects of the Chapter 11 Cases on the interests of various constituents; the length of time that the Company will operate under Chapter 11 protection; risks associated with third-party motions in the Chapter 11 Cases; Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general; the trading of the Company’s common stock on the OTC Pink Marketplace; general economic conditions, including inflation, recession, unemployment levels, consumer confidence and spending patterns, credit availability and debt levels; the Company’s ability to attract, motivate and retain key executives and other associates; the impact of cost reduction initiatives; the Company’s ability to generate or maintain liquidity and legal and regulatory proceedings. Forward-looking statements are also subject to the risk factors and cautionary language described from time to time in the reports the Company files with the SEC, including those in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2022 and any updates thereto in the Company’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. These risks and uncertainties may cause actual future results to be materially different than those expressed in such forward-looking statements. The Company has no obligation to update or revise these forward-looking statements and does not undertake to do so.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 29, 2024	SIENTRA, INC. By: /s/ Ronald Menezes Ronald Menezes President and Chief Executive Officer